EXHIBIT 99.11

                                                        UPDATED POSITIONS MAY
                                                      Portfolio Summary Report                       08:41 Thursday, June 17, 2004 1
                                                  Prepared by Goldman, Sachs & Co.


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Pg    Pool Classification               Loans       Sched Balance  Gross WAC    Net WAC  Orig WA  ST WAM  Am WAM     Age

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 0001 GSAA-2004-05   , IN POOL          1,465        $303,921,189      6.552      6.027      352     351     349       2
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 *** TOTALS ***                         1,465        $303,921,189
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Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project               UPDATED POSITIONS MAY        June 17, 2004  8:41 Page 0001
Deal                  GSAA-2004-05
Pool                  IN POOL

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Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
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1,465    $303,921,189       6.552     6.027       352      351      349     2   81.0
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Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   Life Ca   05/04 MTR
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1,465       81.6    684   37.21     6.76      3.00      1.50      7.00       24.58
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Gross Rate                 Sched Balance                 Orig Term
------------------------   ----------------------------  -----------------------
  4.25 - 4.49%      0.31    $25,001-$ 50,000       0.36  176 - 180 Mont     3.89
  4.50 - 4.749%     0.86    $50,001-$ 75,000       2.00  181 - 240 Mont     0.56
  4.75 - 4.99%      3.69    $75,001-$100,000       3.63  241 - 300 Mont     0.08
  5.00 - 5.249%     7.71   $100,001-$120,000       5.05  356 - 360 Mont    95.47
  5.25 - 5.49%      4.64   $120,001-$140,000       6.46
  5.50 - 5.749%     5.22   $140,001-$160,000       6.93
  5.75 - 5.99%      7.66   $160,001-$180,000       6.48
  6.00 - 6.249%     5.78   $180,001-$200,000       5.44
  6.25 - 6.49%      5.80   $200,001-$250,000      11.61
  6.50 - 6.749%     8.12   $250,001-$300,000      12.86
  6.75 - 6.99%     11.42   $300,001-$350,000       9.46
  7.00 - 7.249%     8.52   $350,001-$400,000       9.14
  7.25 - 7.49%     10.39   $400,001-$450,000       6.59
  7.50 - 7.749%     9.01   $450,001-$500,000       5.68
  7.75 - 7.99%      5.91   $500,001-$550,000       3.10
  8.00 - 8.249%     2.21   $550,001-$600,000       2.28
  8.25 - 8.49%      0.94   $600,001-$650,000       1.66
  8.50 - 8.749%     0.74   $700,001-$750,000       0.24
  8.75 - 8.99%      0.84   $800,001-$900,000       0.29
  9.00 - 9.249%     0.15   $900,001-$1000,00       0.33
  9.25 - 9.49%      0.07   $1.0M - $1.25M          0.41
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St Term                 St AM Term                  Age
----------------------  --------------------------  --------------
171 - 175 Mont    0.05  Other/Unknown        18.69  0         0.10
176 - 180 Mont    3.85  171 - 175 Mont        0.05  1        40.24
181 - 240 Mont    0.56  176 - 180 Mont        3.67  2        53.13
241 - 300 Mont    0.08  181 - 240 Mont        0.56  3         3.47
351 - 355 Mont    1.38  241 - 300 Mont        0.08  4         1.64
356 - 360 Mont   94.09  341 - 345 Mont        0.07  5         0.30
                        346 - 350 Mont        0.08  6         0.94
                        351 - 355 Mont        1.08  7         0.12
                        356 - 360 Mont       75.72  8         0.07
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Geography               Orig LTV               Comb LTV
---------------------   --------------------   --------------------
California      19.95   0.01-50.00%     4.96   0.01-50.00%     4.96
New York        13.70   50.01-60.00%    5.79   50.01-60.00%    5.79
Florida         12.60   60.01-65.00%    3.12   60.01-65.00%    3.12
Illinois         5.09   65.01-70.00%    7.44   65.01-70.00%    7.30
Arizona          4.97   70.01-75.00%    4.26   70.01-75.00%    4.26
Massachusetts    3.81   75.01-80.00%   22.42   75.01-80.00%   19.64
New Jersey       3.64   80.01-85.00%    7.98   80.01-85.00%    7.72
Virginia         3.51   85.01-90.00%   18.19   85.01-90.00%   17.86
Nevada           3.21   90.01-95.00%   22.45   90.01-95.00%   23.76
*More*          29.53   *More*          3.39   *More*          5.60
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FICO              Product              Silent
---------------   ------------------   -----------------
Missing    0.12   2/28      Hyb 3.04   N           95.81
520-559    0.70   3/27      Hyb 1.25   Y            4.19
560-579    0.35   FIXED        95.71
580-599    1.00
600-619    5.35
620-649   20.46
650-699   36.01
700-749   22.27
750-799   13.26
*More*     0.47
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------------------------------------------------------------------------
Property Type           Purpose                   Occupancy
----------------------  -----------------------  ----------------------
SINGLE FAMILY    63.10  PURCHASE          48.80  OWNER OCCUPIED   92.49
PUD              18.91  CASHOUT REFI      36.36  NON-OWNER         6.00
2-4 FAMILY       12.87  RATE/TERM REFI    14.84  SECOND HOME       1.51
CONDO            5.13
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Docs                     Units              DTI
----------------------   ----------------   ----------------------
No Doc           34.96   .           0.36   Missing          38.17
Stated Inco      29.08   1          86.77   0.01-10.00%       0.20
Full Doc         26.55   2           9.09   10.01-20.00%      2.74
Stated Asse       7.00   3           2.24   20.01-30.00%     13.16
Stated            2.41   4           1.54   30.01-40.00%     21.08
                                            40.01-50.00%     20.73
                                            50.01-60.00%      3.05
                                            60.01=95.00%      0.78
                                            100+%             0.10
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-----------------------------
MI
-----------------------------
OLTV LE 80              47.99
MORTGAGE GUARANTY       18.53
OLTV GT 80 NO MI        16.26
PMI MORTGAGE INSURANCE   8.88
RADIAN GUARANTY          8.35
-----------------------------


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Prepay Term         Self Employ      IO Flag               IO Term
------------------  ---------------  --------------------  ---------------
      60     27.82  N         83.42  N              81.31      .     81.31
       0     25.71  Y         16.58  Y              18.69    120     15.05
      36     24.45                                            24      2.48
      12     12.36                                            36      1.16
      24      9.60
      30      0.05
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Arm Index           Margins         1st Rate Cap   Per Rate Cap   Life Adj Cap
------------------  --------------  -------------  -------------  -------------
             95.71     .     95.71     .    95.71     .    95.71     .    95.71
6 Month Lib   4.29    5.450   0.12    3.00   4.29    1.50   4.29    7.00   4.29
                      5.940   0.07
                      6.100   0.24
                      6.250   0.06
                      6.325   0.11
                    *More*    3.70
--------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.